Supplement dated April 9, 2012

to the Class A, B, C and P Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

(as supplemented on March 16, 2012 and March 29, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Real Estate Securities Fund

Under Principal Investment Strategies, add  the following as the last paragraph of the section:

The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund's share price than would occur in a more diversified fund.

Add the following to the list of Principal Risks:

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

High Yield Fund

Under the Management  and Sub-Advisor(s) and Portfolio Manager(s) headings, delete the reference to Edge Asset Management. Inc. and substitute:

Principal Global Investors, LLC

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the Edge Asset Management, Inc. (“Edge”) section, delete High Yield from the list of Funds Edge sub-advises. Also, delete references to Mark P. Denkinger and Darrin E. Smith.

In the Principal Global Investors, LLC (“PGI”) section, add High Yield to the list of Funds PGI sub-advises. Also, add:

Mark P. Denkinger has been with PGI since 1990. He earned a bachelor’s degree in Finance and an M.B.A. with a Finance emphasis from the University of Iowa. Mr. Denkinger has earned the right to use the Chartered Financial Analyst designation.

Darrin E. Smith has been with PGI since 2007. He earned a bachelor’s degree in Economics from Iowa State University and an M.B.A. from Drake University. Mr. Smith has earned the right to use the Chartered Financial Analyst designation.